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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                FORM 8-K/A NO. 1

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         DATE OF REPORT: AUGUST 23, 2001



                       VALUE CITY DEPARTMENT STORES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




Ohio                              1-10767                        31-1322832
------------              ---------------------         ------------------------
(STATE OR OTHER           (COMMISSION FILE NO.)                (IRS EMPLOYER
JURISDICTION OF                                                IDENTIFICATION
INCORPORATION OR                                               NUMBER)
ORGANIZATION)



                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER ITEMS.

         In light of the tragic events that occurred last week, Value City Department Stores, Inc. and Schottenstein Stores Corporation have agreed to extend all time periods contained in the Letter of Intent, dated August 23, 2001, for 10 additional days.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         Exhibit No.                    Description

         99.1 Letter of Intent by and between Value City Department Stores, Inc. and Schottenstein Stores Corporation, dated as of August 23, 2001. (Previously Filed)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VALUE CITY DEPARTMENT STORES, INC.


Date:    September 19, 2001              By: /s/ George Kolber
                                             -----------------------------------
                                               George Kolber, Chief Executive
                                               Officer








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                                  EXHIBIT INDEX
                                  -------------


         Exhibit No.                                          Description

                  99.1 Letter of Intent by and between Value City Department Stores, Inc. and Schottenstein Stores Corporation, dated as of August 23, 2001. (Previously Filed)